UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 29, 2015

Capital Senior Living Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13445	75-2678809
(Commission File Number)	(IRS Employer Identification No.)

14160 Dallas Parkway Suite 300 Dallas, Texas	75254
(Address of Principal Executive Offices)	(Zip Code)

(972) 770-5600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On January 29, 2015, Capital Senior Living Corporation (the “Company”) issued a press release announcing the acquisition of two senior living communities (the “ Acquired Communities”) for a purchase price of $32.8 million. The Acquired Communities are comprised of 127 assisted living units and are located in regions in which the Company already has extensive operations. The acquisition of the Acquired Communities, which have both been completed, was financed with $24.5 million of 10-year fixed-rate debt with a blended interest rate of 4.41%.

In addition, the press release announced that the Company has completed the sale of four non-core senior living communities (the “Sold Communities”) for $36.5 million and will receive approximately $18.0 million of net proceeds after relieving the debt associated with the Sold Communities and paying customary transaction and closing costs. The Sold Communities were comprised of 547 independent living units.

The press release also announced that the Company has refinanced the existing debt associated with one of its communities.

A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information being furnished under Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The press release contains, and may implicate, forward-looking statements regarding the Company and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

By filing this Current Report on Form 8-K, the Company does not acknowledge that disclosure of this information furnished under this Item 7.01 and Exhibit 99.1 is required by Regulation FD or that the information was material or non-public before the disclosure. The Company assumes no obligation to update or supplement forward-looking statements in the press release that become untrue because of new information, subsequent events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

*99.1	Press Release dated January 29, 2015.

*This exhibit to this Current Report on Form 8-K is not being filed but is being furnished pursuant to Item 9.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2015	Capital Senior Living Corporation

	By:	/s/ Carey P. Hendrickson
	Name:	Carey P. Hendrickson
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

*99.1	Press Release dated January 29, 2015.

*This exhibit to this Current Report on Form 8-K is not being filed but is being furnished pursuant to Item 9.01.